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                                                          EXHIBIT 10 (a)

INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Post-Effective Amendment No. 16 to Registration Statement No. 33-41628 of Sun Life of Canada (U.S.) Variable Account F on Form N-4 of our report dated February 10, 2000 accompanying the financial statements of Regatta, Regatta Gold, Regatta Classic and Regatta Platinum Sub-Accounts included in Sun Life of Canada (U.S.) Variable Account F, to the incorporation by reference of our report dated February 10, 2000 accompanying the financial statements of Futurity, Futurity II, Futurity Focus and Futurity Accolade Sub-Accounts included in Sun Life of Canada (U.S.) Variable Account F appearing in the Statements of Additional Information, which are part of such Registration Statement, to the incorporation by reference of our report dated February 10, 2000 accompanying the statutory financial statements of Sun Life Assurance Company of Canada (U.S.), which includes explanatory paragraphs relating to the use of statutory accounting practices which differ from accounting principles generally accepted in the United States of America, appearing in each of the Prospectuses, which are part of such Registration Statement, and to the incorporation by reference of our report dated February 10, 2000 appearing in the Annual Report on Form 10-K of Sun Life Assurance Company of Canada (U.S.) for the year ended December 31, 1999, which includes explanatory paragraphs relating to the use of statutory accounting practices which differ from accounting principles generally accepted in the United States of America.




We also consent to the references to us under the headings "Accountants" and Appendix B - "Condensed Financial Information - Accumulation Units Values" in each Prospectus and under the heading "Accountants" in the Statement of Additional Information relating to each Prospectus, which are incorporated by reference in this Post-Effective Amendment No. 16.


DELOITTE & TOUCHE LLP


Boston, Massachusetts
June 26, 2000